UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          April 6, 2006
      -----------------------------------------------------
         Date of Report (Date of earliest event reported)



                     RIVAL TECHNOLOGIES, INC.
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)


         Nevada                     000-49900                    NA
----------------------------  -----------------------  ----------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)

3155 East Patrick Lane, Suite 1, Las Vegas, Nevada             89120
-------------------------------------------------------   -------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (888) 989-0584
                                                     ---------------

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

On April 6, 2006, Rival Technologies, Inc. dismissed Dohan and Company, CPA's, P.A. ("Dohan and Company") as our independent auditors. Our board of
directors approved the dismissal of Dohan and Company.   Dohan and Company had
audited our financials statements for the fiscal years ended December 31, 2004 and 2003 its reports for each of the two fiscal years were modified as to the uncertainty of our ability to continue as a going concern. Except for this modification, the reports did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between Rival Technologies and Dohan and Company on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period preceding the date of dismissal.

On April 7, 2006, Rival Technologies, Inc. engaged Kyle L. Tingle, CPA, LLC ("Kyle L. Tingle") as our independent auditors. Our board of directors approved the engagement of Kyle L. Tingle. During the two most recent fiscal years ended December 31, 2004 and 2005, and through April 7, 2006, we did not consult with Kyle L. Tingle regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Kyle L. Tingle concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.


          Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

  16    Letter of agreement from Dohan and Company, CPA's, P.A.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RIVAL TECHNOLOGIES, INC.



                                  /s/ Robin J. Harvey
                              By: ----------------------------------------
Date: April 7, 2006               Robin J. Harvey, President